Edward A. Spehar Senior Vice President & Head of Investor Relations March 11, 2015 LATIN AMERICA INVESTOR DAY 2015 Exhibit 99.1

Cautionary Statement on Forward-Looking
Statements and Non-GAAP Financial Information

This presentation may contain or incorporate by reference forward-looking statements. Forward-looking statements give expectations or forecasts of future events and use words such as “anticipate,” “estimate,” “expect,” “project” and other terms of similar meaning, or are tied to future periods. Any or all forward-looking statements may turn out to be wrong, and actual results could differ materially from those expressed or implied in the forward-looking statements. Predictions of future performance are inherently difficult and are subject to numerous risks and uncertainties, including those identified in the “Risk Factors” section of MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission. The company does not undertake any obligation to publicly correct or update any forward-looking statement if it later becomes aware that such statement is not likely to be achieved. Additional discussion of forward-looking statements may be included in other slides in this presentation; if so, please refer to those slides for more information.
This presentation and accompanying materials may also contain measures that are not calculated based on accounting principles generally accepted in the United States of America, also known as GAAP. Additional discussion of non-GAAP financial information may be included in other slides in these materials, on the Investor Relations portion of MetLife's website
(www.metlife.com), or elsewhere on that website; if so, please refer to those slides or the website for more information.

Agenda
Importance of Latin America
William J. Wheeler President, Americas
Latin America: Overview
Oscar A. Schmidt Executive Vice President, Latin America
Latin America: Financial Overview
Conor Murphy SVP, CFO, Latin America & U.S. Direct Marketing
Latin America: Emerging Businesses
Mario R. Traverso SVP, Business Development & Distribution, Latin America
Mexico: Worksite Marketing
Sofia Belmar SVP, Business Development & Distribution, Mexico
ProVida AFP: Overview
Ricardo Rodriguez Marengo Chief Executive Officer, ProVida AFP
Q&A
Closing Remarks
William J. Wheeler President, Americas

William J. Wheeler President Americas March 11, 2015 LATIN AMERICA INVESTOR DAY 2015

MetLife’s Franchise in Latin America is Unique
Largest life insurance company in Latin America
1
Diverse by product, channel and country – focused on relevant businesses in key markets
Acquired big businesses and grew them organically
Strong talent running our operations
Business delivers high growth, high operating ROEs and great cash flows
1 Source: AXCO Global Statistics (2013).
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Oscar A. Schmidt Executive Vice President Latin America March 11, 2015 LATIN AMERICA INVESTOR DAY 2015

MetLife in Latin America Today
Strong track record of double-digit growth in the last 10 years
–
Operating earnings growth of 20% in Latin America
–
Organic operating earnings growth of 12.5% in Mexico
High-margin, capital-efficient products
Present in seven countries and approximately 9,000 employees
Approximately 25 million customers
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Latin America Strategy
Drive growth through four strategic priorities: Agency, Direct
Marketing, Employee Benefits and ProVida
Achieve double-digit growth in operating PFOs and earnings
Maintain historical strong cash flows and high operating ROEs
Increasingly leverage regional and global capabilities
Operate in few markets with strong growth prospects, high risk-
adjusted returns and sizeable earnings potential
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Growth Strategy Aligned with Demographics
Affluent class is growing
Agency
Large emerging middle class Direct Marketing
High employment and
companies are underserved
Employee Benefits
Increasing retirement needs
ProVida

Significant Footprint and Market Share

Mexico
Chile
Argentina
Brazil
Colombia
Uruguay
Ecuador
#1 Life Insurer
8
. Market Share 30.0%
7.7 Million Customers
Population: 110 Million
#1 Life Insurer
5
. Market Share 7.3%
4.3 Million Customers
Population: 41 Million
#1 AFP
4
. Market Share 67.4%
266 Thousand Customers
Population: 16 Million
#1 Life Insurer
3
. Market Share 32.4%
785 Thousand Customers
Population: 3 Million
#10 Life Insurer
2
. Market Share 2.5%
475 Thousand Customers
Population: 47 Million
#2 Non-Bank Life Insurer
1
. Market Share 3.5%
5.2 Million Customers
Population: 204 Million
#1 Life Insurer
7
. Market Share 14.5%
#1 AFP
6
. Market Share 27.9%
6.5 Million Customers
Population: 17 Million
1 Brazil: Life and Accident & Health combined direct premium without Vida Gerador de Benefícios Livre (SUSEP, Nov. 2013). 2 Colombia: Life and Accident & Health combined direct premium (Fasecolda, 4Q13). 3 Uruguay: Life and
Accident & Health combined direct premium, excludes Disability and Survivorship (Banco Central, Dec. 2013). 4 Ecuador: Ranked by AUM (Bolsa de Valores de Guayaquil – figures as of March 2014). 5 Argentina: Life and Accident &
Health combined direct premium (Superintendencia de Seguros de la Nacion, 4Q13). 6 Chile: ProVida AFP AUM (Superintendencia de Pensiones de Chile Dec. 2013). 7 Chile: Life, Accident & Health, annuity and medical combined direct premium (Asoc. de Aseguradores de Chile 2Q13). 8 Mexico: Total life direct premium (EstadisticAMIS and FinanciAmis 4Q13). Source: Population data based on International Monetary Fund (“IMF”) (2013), Official estimates.

Focused on Key Markets
$5,854
GDP 2013
$2,190
(37%)
$1,327
(23%)
$292
$1,043
(18%)
Brazil
Mexico
Argentina
Colombia
Chile
Ecuador
Uruguay
No footprint
Total Latin America Gross Domestic Product (GDP)
and Population by Country
MetLife Footprint
159
(27%)
110
(18%)
47
41
Population 2013
204
(34%)
597
(U.S. $ in billions) (in millions)
Source: IMF (2013), Official estimates.
13
$485
$369
82%
$91
$57
17
3
16
73%

Latin America Real GDP Growth Source: IMF website. 14 0 1 2 3 4 5 6 7 2011 2012 2013 2014 2015 2016 2017 Brazil Chile Mexico % % % % % % % % Latin America Real GDP (%)

MetLife is the Largest Life Insurer in the Region
Top Latin America Life Insurer
2013 Gross Written Premiums (U.S. $ in millions)
Source: AXCO Global Statistics (2013).
$1,151
$1,342
$1,466
$1,799
$1,862
$2,094
$2,454
$2,714
$4,476
$5,633
A
C
B
E
D
G
F
I
H

MetLife Relevant in all Distribution Channels
Local Competitors
International
1 Joint venture.
Source: MetLife internal analysis.
16
Agency
GNP SURA
Principal Zurich
New York Life Prudential
Direct
Marketing
LA CAJA Itau Zurich/Santander
1
ACE
BSE Bradesco
BNP Paribas
Cardif
AIG
Assurant
Employee
Benefits
BICE Itau Mapfre AXA
GNP Bradesco Zurich

Regulatory & tax reforms
Foreign exchange rates
Near-Term Opportunities and Challenges
Continue leveraging
insurance market expansion
Potential partnerships
Disciplined approach to
divestitures and acquisitions
Opportunities Challenges

Latin America Long-Term Outlook
Anticipate low double-digit growth in operating PFOs, consistent with market
Expect operating earnings growth in excess of growth in
operating PFOs
Operating earnings growth supported by agency expansion,
employee benefits, direct marketing and ProVida
Modest reinvestment required
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Key Takeaways
Largest life insurance company in Latin America¹
Significant presence in key Latin America markets
Well diversified by product and distribution channel
Track record of double-digit growth
Strong cash flows and high operating ROEs
Deep industry knowledge and experience
1 Source: AXCO Global Statistics (2013).
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Conor Murphy Senior Vice President, Chief Financial Officer Latin America and U.S. Direct Marketing March 11, 2015 LATIN AMERICA INVESTOR DAY 2015

Solid 2014 results
Positioned for profitable growth
Focus on operating efficiency
High operating ROE and cash generation
Introduction

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Latin America Financial Results by Distribution Channel
Country Operating Premiums, Fees
& Other Revenues (PFOs)
1
Country Operating Earnings
2
23
ProVida
27%
WSM
33%
Agency
14%
EB
6%
DM
5%
Annuity
Runoff
9%
Mexico
Public
6%
ProVida
8%
Worksite
Marketing
(WSM)
19%
Agency
25%
Employee
Benefits (EB)
19%
Direct
Marketing (DM)
14%
Mexico Public
15%
Full year 2014 Country Operating PFOs.
1
Full year 2014 Country Operating Earnings of $781 million, less interest on excess surplus of $102 million, plus $17 million related to the impact of Chilean tax reform and excess
2
return on ProVida encaje (the capital required by Superintendencia de Pensiones).
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Strong Operating PFOs Growth by Distribution
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Country Operating PFOs (U.S. $ in millions)
$3,037
$3,340
$4,024
2012 2013 2014
WSM
Agency
Mexico Public
DM
ProVida
EB

Latin America Operating Earnings Walk

(U.S. $ in millions) 2012 2013 2014
Operating Earnings (as reported) $583 $574 $682
Noteworthy items:
Impact of foreign currency exchange rates
1
(65) (58)
-
Corporate overhead allocations 53 69 86
Corporate tax adjustments and other 25 28 (13)
U.S. sponsored direct
-
17 26
Country Operating Earnings  $596 $630 $781
Interest on excess surplus (67) (68) (102)
Country Operating Earnings (less interest on excess surplus) $529 $562 $679
Operating Earnings (as reported) $583 $574 $682
Estimated impact of 2015 segment changes
2
(60) (107) (111)
Operating Earnings (as adjusted) $523 $467 $571
1
Foreign currency translated using the 2014 FX rates for all years.
2
Reflects previously announced anticipated changes in segment results for 2015.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Strong Operating Earnings Boosted by ProVida
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Country Operating Earnings¹
(U.S. $ in millions)
$529
$562
$679
2012 2013 2014
1
Full year 2014 Country Operating Earnings of $781 million, less  interest on excess surplus of $102 million.

Historical and Consensus Exchange Rates
Source: Bloomberg consensus.
Consensus¹
Actual
27
Change in Currency vs. U.S. Dollar (%)
Brazilian Real (BRL) Chilean Peso (CLP) Mexican Peso (MXN)
55%
65%
75%
85%
95%
105%
1

Latin America vs. U.S. GDP Growth Source: IMF website. 28 Latin America vs. U.S. GDP (%) 2011 2014 2017 Brazil Chile Mexico United States 0% 1% 2% 3% 4% 5% 6% 7%

Worksite Marketing Mexico ProVida Chile Emerging Businesses
33% of Country Operating
Earnings
Projected Growth: 10-12%/yr
27% of Country Operating
Earnings
Projected Growth: 10-12%/yr
25% of Country Operating
Earnings
Projected Growth: 18-20%/yr
Natural Inforce Growth
Upsell
New Markets
Best Sales Practices
Inforce Grows with Salary Growth
Segments Marketing
Grow Agents/Branches
Improve Persistency
Grow Agency Distribution
Build DM
Leverage EB
Overview of Channel Growth
1
Full year 2014 Country Operating Earnings of $781 million, less interest on excess surplus of $102 million, plus $17 million related to the impact of Chilean tax reform and excess return on
ProVida encaje.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
29
1
1
1

High Margin Capital Efficient Products
Core Products /
Businesses
2014 Country
Operating
Earnings¹
Expected
2014-2017
CAGR Main Operating Earnings Drivers
Individual Life
37% 11-15%
Underwriting Margin & Fee Income
Asset Management
29% 8-12%
Fee Income (some Encaje Income)
SPIA
7% 3-7%
Interest Margin
Accident & Health
5% 13-17%
Underwriting Margin
Group
4% 35-40%
Underwriting Margin
Credit
2% 5-9%
Underwriting Margin
Banco Estado JV
1% 6-10%
Brokerage Commissions
Mexico Public EB
6%
N/A
Underwriting Margin
Annuity Runoff
9%
N/A
Interest Margin
30
1
Full year 2014 Country Operating Earnings of $781 million, less interest on excess surplus of $102 million, plus $17 million related to the impact of Chilean tax reform and excess return on
ProVida encaje.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
(U.S. $ in millions)

Leverage Regional and Global Capabilities
Manage one region vs. seven countries
Operating expense growth less than operating PFOs growth
Headcount control and expense save initiatives
Regional service center
Implementing global technology solutions
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

High Operating ROE Businesses
Operating ROE
1
expected to exceed 15%
Tangible ROE
1
expected to exceed 20%
New business continues to generate high returns
32
Excludes accumulated other comprehensive income (loss), other than foreign currency translation adjustments.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
1

Strong Cash Remittances Despite High Growth
Net Capital Distributions as a
Percentage of Operating Earnings Highlights
History of high payout ratio
expected to continue
Modest capital needs given
product mix
Additional capital of $700
million to be returned to
MetLife, Inc. from 2014-2016
Subsidiary dividends and other capital distributions less capital contributions.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
33
Expected
62%
68%
86%
85-95%
0%
25%
50%
75%
100%
2012 2013 2014 2015
1
1

Key Takeaways
Solid 2014 results
Positioned for profitable growth
Focus on operating efficiency
High operating ROE and cash generation
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Mario R. Traverso Senior Vice President Business Development & Distribution Latin America March 11, 2015 LATIN AMERICA INVESTOR DAY 2015

Introduction

Emerging businesses expected to have strong growth
Expanding our well-established agency distribution
Innovating and growing in direct marketing
Leader in employee benefits with opportunities for growth

WSM
ProVida
Mexico Public
Annuity Runoff
2017
Expected
32-36%
23-27%
28-32%
5-7%
4-6%
2014
33%
27%
25%
6%
9%
Emerging Businesses are Positioned for Growth
Country Operating Earnings¹
Agency, direct marketing and
employee benefits are the key
components
25% of Country Operating
Earnings¹
High expected growth rates
Strong foundations in place for
expansion
Full year 2014 Country Operating Earnings of $781 million, less interest on excess surplus of $102 million, plus $17 million related to the impact of Chilean tax reform and excess return on
ProVida encaje.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
Emerging Businesses Highlights
38
Emerging
Businesses
1

Emerging Business Strategy Tied to Regional Trends
Grow by leveraging Global
Employee Benefits (GEB)
Strengthen and expand
A key regional engine of growth
Complete integration and grow
Employee
Benefits
Agency
Direct
Marketing
ProVida
High employment and small &
medium sized enterprises
(SME) segment underserved
Affluent class is growing
Preserve and continue to grow WSM
Large emerging middle class

Agency is a combination of independent and
career agents who sell face-to-face to the high
and middle-income segments
Agency: Strengthen and Expand
Approximately 4,500
1
career & independent agents and growing
Significant and increasing position in selected countries
Approximately 55% of Emerging Businesses’ Country Operating
Earnings in 2014; expect low double-digit CAGR from 2014-2017
Agency
Based on December 2014 sales data.
Superintendencia de Valores y Seguros, December 2014.
See Appendix for non-GAAP financial information, definitions and/or reconciliations. 40
–
Well-established and largest career agency force in Chile
–
Doubling career agency force in Colombia
–
Market leader in annuities business in Chile
1
2
2
2

Agency is a combination of independent and
career agents who sell face-to-face to the high
and middle-income segments
Agency: Strengthen and Expand
Strong and proven know-how
Increasing customer centricity culture
Focus in high margin products (protection and retirement, plus a mix of savings and investment products)
Agency
41
–
Lifetime events approach
–
Well developed up-sell/cross-sell techniques
–
High quality advisory
–
Invest in technology for customer relationship

Direct Marketing: A Key Regional Engine of Growth
More than 100 sponsors
Leverage relationships across the region and globe
More than nine million customers and approximately four million policies sold
1
Broad portfolio of Accident & Health, Life and other products and services
Approximately 22% of Emerging Businesses’ Country Operating
Earnings in 2014; expect ~25% CAGR from 2014-2017
Direct Marketing is the sale of individual
products directly to the mid-market segment
Direct
Marketing
42
Number of customers as of December 2013 and number of policies as of December 2014.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
1

Direct Marketing: A Key Regional Engine of Growth
Redefined organization and aligned talent mix to accelerate
growth
Strengthened our full service provider differentiator factor
Strong local/regional expertise; leveraging global capabilities
Investments to develop direct-to-consumer opportunity
43
Direct Marketing is the sale of individual
products directly to the mid-market segment
Direct
Marketing
–
P&C products, MetLife Defender and multiple services
–
Analytics & predictive modeling
–
Digital and e-commerce

Employee Benefits: Grow by Leveraging GEB
Market leader in Employee Benefits in key countries
Approximately 13,000 group customers; eight million insured
4
Broad Life products across the region with Health and Dental in selected countries
Approximately 23% of Emerging Businesses’ Country Operating
Earnings in 2014; expect ~30% CAGR from 2014-2017
EstadisticAMIS, 2013. Infosurance study, 2013. 2 Superintendencia de Seguros Privados (SUSEP), November 2014. 3 Superintendencia de Valores y Seguros, December 2014.
As of December 2013.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
44
Provide customized solutions to employees of
local, regional and global corporate clients
–
Mexico: #1 Life & Health insurer
–
Chile: #1 Life & Health insurer
–
Brazil: #1 Non-Bank Life insurer
3
2
1
Employee
Benefits
1
4

Employee Benefits: Grow by Leveraging GEB
Leverage U.S. relationships with Fortune 500 companies,
multinational/multilatinas solutions and global network
Segmented value proposition and smart underwriting
Strong brand and reputation among brokers and human
resource communities at a local and regional level
Continue investing in technology to innovate at customer and channel service
45
Provide customized solutions to employees of
local, regional and global corporate clients
Employee
Benefits
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
–
40% of 2014 sales in multinational accounts

Key Takeaways
Emerging Businesses positioned to take advantage of
regional trends and leadership in key markets
Expanding our well-established agency distribution
Innovating and growing in direct marketing
Leader in employee benefits with opportunities for growth
Approximately 25% of Country Operating Earnings
1
in 2014;
expect 18-20% CAGR from 2014-2017
46
1
Full year 2014 Country Operating Earnings of $781 million, less interest on excess surplus of $102 million, plus $17 million related to the impact of Chilean tax reform and excess return on
ProVida encaje.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Sofia Belmar Senior Vice President Business Development & Distribution Mexico March 11, 2015 LATIN AMERICA INVESTOR DAY 2015

Introduction
Long-term successful track record in Mexico
Business model focused on mass market
Differentiated distribution is key competitive advantage
Market leader positioned for continued double-digit growth

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Ni Zelenkso
Lué,
Zapoteco Dialect: We’re With You
Long history of building strong
financial inclusion business in Mexico
Capability to reach 64,000
indigenous communities with over
350 dialects
1
Provide financial security
National Commission for Development of Indigenous People, based on the INEGI and CONAPO census of 2005 & 2010.

1

(U.S. $ in millions)
2002³ 2014
Total Market Share (excluding pension) 12.2% 15.5%
Statutory Gross Written Premiums² $1,004 $3,653
Statutory Earnings² $68 $495
Acquired Hidalgo for approximately $920 million in 2002
Operating earnings in first five years equivalent to purchase price
Strong and consistent cash flow to the holding company
Successful Acquisition, Strong Organic Growth
U.S. $1 = 9.9615 Mexican Peso (June 2002).
U.S. $1 = 14 Mexican Peso (December 2014).
51
1
1
2
3
3
EstadisticAMIS 2002 and 2014 (industry results booklet). Comisión Nacional de Seguros y Fianzas reports.
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Extensive access to government workers through collection slots
Efficient operating model supports high volume business
Nationwide presence provides broad reach for sales and service
Comprehensive product well suited for customer needs
Capabilities Provide Competitive Advantage

MetLife Mexico is the Market Leader
U.S. $1 = 14 Mexican Peso (December 2014).
1
2
53
Company
Total Market¹
(excluding Pensions)
$23.5
Life & Major Medical
Direct Premiums¹
$14.5
Worksite Marketing²
(Individual Life)
$1.3
15.5% 25.3% 79%
Competitor 1 12.3% 14.5% 8%
Competitor 2 9.0% 11.0% 2%
Competitor 3 6.9% 9.1% 2%
Competitor 4 6.2% 7.5% N/A
Competitor 5 5.9% 7.0% N/A
Competitor 6 0.6% 0.9% 5%
Other Competitors 43.6% 24.7% 4%
(U.S. $ in billions)
EstadisticAMIS 2014 (industry results booklet). Comisión Nacional de Seguros y Fianzas reports.
“Marketing One” estimated results based on the EstadisticAMIS 2013.

WSM Proven and Successful Business Model
Providing insurance to the middle and low income population
(nearly two million existing customers)
Customers include employees of government entities
Mainly payroll deduction, with significant business from new sales, up-sell/cross-sell
Development of banking collection model to open new
opportunities and penetrate new markets

Unparalleled Distribution in Worksite Marketing
Sales force comprised of 21 promotorias and over 3,300 agents in 223 offices
Variable cost distribution model, independent agents with an exclusive contract with MetLife
Over 35 years average experience with MetLife
Nationwide presence with offices in 140 cities

WSM is Efficient Distribution Model
Face-to-face sales at government entities
Lack of scheduled appointments or referrals
Prospecting generated from data analytics
Simple and efficient sales process

Key Business Metrics for WSM
U.S. $1 = 14 Mexican Peso (December 2014).
See Appendix for non-GAAP financial information, definitions and/or reconciliations.
57
Business Metrics
Sales $196 million
Average annual premium per policy $600
Average face amount per policy $23,000
Persistency 90+%

Single Product with Multiple Riders to Meet Life Events
Simple universal life product sold through a single slot
18 riders for different life events
Breakdown of sales: 45% new and 55% up-sell/cross-sell

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Example of Up-Sell/Cross-Sell to Meet Life Events
Death
benefit
and total or
permanent
disability
Collective
accidental
death and
savings
premium
Additional
death benefit,
life coverage
for spouse
benefit &
cancer
Educational
benefit &
personal
accidents rider
Funeral
expenses
for parent
Mom
Becomes
Dependent
First Job
Age: 22
Marriage
& Masters
Degree
Children/
House
Upgrade
Job
Promotion
Age: 27 Age: 34
Age: 40 Age: 60

Bank Collection Opportunity
Some payroll slots migrating to bank collection
Market expansion through bank collection
New business in markets without payroll deduction and sales in private market
Persistency less than worksite, but attractive at approximately 80%

Total Government
Employees
As of December 2013.
1
INEGI, Conociendo Mexico (2013). Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado (ISSSTE), Anuario (2013).
Substantial Untapped Market
61
70% of government employees work
in entities with MetLife slots
Penetration of 60% where MetLife
has payroll deduction slots
Opportunity = 2.5 million customers
Total Market: 4.3 million
Government Employees
1
Highlights
Working where
MetLife has slots
3.0M
0.6M
Without MetLife slots
4.3M
0%
20%
40%
60%
80%
100%
0.7M
Non-permanent
employees

Personal Selling Supported by Strong Data Analytics
Information model in real-time by state, market,
promoter, agent and client.
Creates up-sell/cross-sell opportunities
Visit the work site in order to close a sale with the
proper coverage for each customer
Who are our customers and what do they need?
Strategy implementation by riders and face amount
More than 300 campaigns in 2013-2014
Focused on different markets; supported by quotes,
Q&As, posters and flyers
62
Market Understanding
Opportunities Analysis
Face-to-Face Selling
Targeted Campaigns &
Sales Support by Market

Key Takeaways
Long-term successful track record in Mexico
Worksite Marketing is proven & successful business model
Differentiated and unparalleled distribution a key competitive advantage to reach mass market
Market leader positioned for continued double-digit growth

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Ricardo Rodriguez Marengo Chief Executive Officer ProVida AFP March 11, 2015 LATIN AMERICA INVESTOR DAY 2015

Introduction

Chile has the most established pension market in Latin America
ProVida is the market leader
1
with significant scale, a diversified
customer base, broad distribution and high customer loyalty
Our growth is accelerating under MetLife’s ownership
Superintendencia de Pensiones (September 2014).
1

Overview of Chilean Pension Funds Industry
Private defined contribution pension system established in 1981
Administradoras de Fondos de Pensiones, or AFPs, are single
purpose companies operating under this system
Employee contributions are 10% of salary, plus option for voluntary savings
Five investment options, each with different risk/return profiles
Lowest fee bidder wins new participants in system for two years
Following first two years in the system, participants can choose alternative provider

Fee Based Revenue Model
Three sources of fees:
Mandatory savings fee account for ~95% of industry income
The AFP maintains 1% of each fund (encaje)
68
–
Mandatory savings: fees charged on workers salaries
–
Voluntary products: fees charged on assets under management (AUM)
–
Phased withdrawals: fees charged on the pension payments

Salaries and Contributors Drive Industry Growth
Salary pool growing double-digits
Contributors growth averaging 3.2%
National salary growth averaging 5.9%
Highlights
Contributor Growth
¹
(in millions)
Salary Growth²
69
National Quarterly Average Income Index (Base 100, Dec 2011)
4.64
4.87
4.99
5.09
2011 2012 2013 2014
1 Superintendencia de Pensiones. National Statistics Institute and MetLife internal analysis.
100%
105%
110%
115%
120%
2

Fiscal Sustainability Income Adequacy
1 India 1 Netherlands
2 Mexico 2 U.S.
3 Chile 3 Brazil
4 China 4 Australia
5 Russia 5 Germany
6 Australia 6 Sweden
7 Sweden 7 UK
8 Canada 8 Chile
9 Poland 9 Canada
10 Korea 10 France
11 U.S. 11 Italy
12 Switzerland 12 Spain
13 UK 13 China
14 Brazil 14 Japan
15 Japan 15 India
16 France 16 Switzerland
17 Netherlands 17 Mexico
18 Germany 18 Russia
19 Italy 19 Korea
20 Spain 20 Poland
A Successful System with Challenges Ahead
The Global Aging Preparedness Index, Center of Strategic and International Studies (2013).
70
The Global Aging Preparedness
Index 2013
¹
Key Future Challenges
Life expectancy
Informal labor market
Independent workers
“Comisión Bravo”
State owned AFP bill
1

ProVida Well Positioned as Market Leader
Funds
Market Share
Ranked #1 in mandatory savings, 28% market share
Ranked #4 in voluntary savings, 14% market share
Revenue
Share
Ranked #1 with 30% market share
Customer
Portfolio
Ranked #1 amongst contributors, 33% market share
Well diversified customer segmentation

All rankings and market share data based on Superintendencia de Pensiones (September 2014) and MetLife internal analysis.

Segmented Value Proposition
Distribution Channel
Multi-product
Advisory Focused
Increasing Customer Loyalty and Profitability
Single Value Proposition
Transactional Branches
Mandatory Product Only

Mass Market Highlights
Sales Oriented

Major Growth and Competitive Advantage Drivers
Scale
Differentiated distribution model
Diversified customer base
Loyalty
Salary pool
New entrants
Independent workers
Voluntary savings
Aging population entering
retirement
73
Major Growth Levers
Value Generation Factors
Growth Model

ProVida Salary Growth Exceeds National Average
1
ProVida contributors’ salary growth is
higher than national average
Mass market is less competitive than
high end market
74
Salary Growth
1
Highlights
ProVida salaries: Superintendencia de Pensiones and MetLife internal analysis; National salaries: National Statistics Institute and MetLife internal analysis.
8.6% ProVida CAGR
5.9% National CAGR

82 branches; nearest competitor has 39
24 new branches in 2014; 97% of
customers within ~31 miles
Largest Branch Network in the Industry
North:
Alto Hospicio, Tal Tal, Caldera,
Vicuña, Salamanca
Central-north:
La Ligua, Casablanca, Limache,
Rengo, San Vicente, Pichilemu
Metropolitan area:
La Florida, Buín
Central-south:
Arauco, Cañete, Laja
South:
Victoria, Loncoche, Ancud,
Purranque, Quellón, Aysén,
Chile Chico, Puerto Natales
Approximate length: 2,700 Miles
Approximate average width: 110 Miles
New Branches Highlights

Enhanced Service Model

Number of Complaints 1 Highlights
Complaints down 73%
MetLife’s customer centric
perspective
Efficiency and effectiveness focus
Automation and process
decentralization
1
MetLife internal analysis.
48,201
34,569
23,948
15,399
12,860
2010 2011 2012 2013 2014

Loyalty Drives Low Turnover Rate
Source: Superintendencia de Pensiones and MetLife internal analysis.

Turnover Rate
MetLife
Acquisition
0%
5%
10%
15%
20%
25%
1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 Oct-Nov
14
ProVida Competitor 1 Competitor 2 Competitor 3 Low Cost Competitor 4 Low Cost Competitor 5

Net Positive Transfers Since MetLife Acquisition
1
Reflects the net number of contributors (active workers) who have transferred to/from ProVida and from/to other AFPs.
Source: MetLife internal analysis.
MetLife
Acquisition
78
Net Transfers¹
(3,463)
(2,745)
(2,708)
830
3,311
9,283
4,251
5,149
1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14

MetLife Acquisition Improving Voluntary Growth
Total Voluntary¹
Assets Under Management (CLP in millions)
MetLife
Acquisition
1 Voluntary includes Ahorro Previsional Voluntario (voluntary pension savings), Cuenta 2 and Deposito Convenido; % Growth is absolute.
Source: MetLife internal analysis.
79
402,649
415,295
432,172
458,493
484,975
501,131
3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14

Key Takeaways
Chile has the most established pension market in Latin America
Strong regulation has been a constant since 1981
ProVida is the market leader¹ with significant scale, a diversified customer base, broad distribution and high customer loyalty
Our growth is accelerating under MetLife’s ownership

Superintendencia de Pensiones (September 2014).
1

©UFS William J. Wheeler President Americas March 11, 2015 LATIN AMERICA INVESTOR DAY 2015

Key Takeaways for the Day

MetLife’s franchise in Latin America is unique
Diverse by product, channel and country – focused on relevant businesses in key markets
Business delivers high growth, high operating ROEs and great cash flows
See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Appendix LATIN AMERICA INVESTOR DAY 2015

Safe Harbor Statement

This presentation may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,”
“intend,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict.
These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in
MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These factors include: (1) difficult conditions in the global capital markets; (2) increased volatility and disruption of the capital and credit markets, which may affect our ability to meet liquidity needs and access capital, including through our credit facilities, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets, including assets supporting risks ceded to certain of our captive reinsurers or hedging arrangements associated with those risks; (3) exposure to financial and capital market risks, including as a result of the disruption in Europe and possible withdrawal of one or more countries from the Euro zone; (4) impact of comprehensive financial services regulation reform on us, as a non-bank systemically important financial institution, or otherwise; (5) numerous rulemaking initiatives required or permitted by the Dodd-Frank Wall
Street Reform and Consumer Protection Act which may impact how we conduct our business, including those compelling the liquidation of certain financial institutions; (6) regulatory, legislative or tax changes relating to our insurance, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (7) adverse results or other consequences from litigation, arbitration or regulatory investigations; (8) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions; (9) investment losses and defaults, and changes to investment valuations; (10) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (11) impairments of goodwill and realized losses or market value impairments to illiquid assets; (12) defaults on our mortgage loans; (13) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (14) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (15) downgrades in our claims paying ability, financial strength or credit ratings; (16) a deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company; (17)
availability and effectiveness of reinsurance or indemnification arrangements, as well as any default or failure of counterparties to perform; (18)
differences between actual claims experience and underwriting and reserving assumptions; (19) ineffectiveness of risk management policies and procedures; (20) catastrophe losses; (21) increasing cost and limited market

Safe Harbor Statement (Continued)

capacity for statutory life insurance reserve financings; (22) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, and for personnel; (23) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk; (24) our ability to address difficulties, unforeseen liabilities, asset impairments, or rating agency actions arising from business acquisitions, including our acquisition of American Life
Insurance Company and Delaware American Life Insurance Company, and integrating and managing the growth of such acquired businesses, or arising from dispositions of businesses or legal entity reorganizations; (25) regulatory and other restrictions affecting MetLife, Inc.’s ability to pay dividends and repurchase common stock; (26) MetLife, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (27) the possibility that
MetLife, Inc.’s Board of Directors may influence the outcome of stockholder votes through the voting provisions of the MetLife Policyholder Trust;
(28) changes in accounting standards, practices and/or policies; (29) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (30) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (31) inability to attract and retain sales representatives; (32) provisions of laws and our incorporation documents may delay, deter or prevent takeovers and corporate combinations involving MetLife; (33) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on the value of our investment portfolio, our disaster recovery systems, cyber- or other information security systems and management continuity planning; (34) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; and (35) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the SEC.
MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

Explanatory Note on Non-GAAP Financial Information
Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information slide and this Appendix) to net income
(loss), net income (loss) per share, operating earnings, operating earnings per share, book value per share, book value per share, excluding accumulated other comprehensive income (loss) (“AOCI”), book value per share, excluding AOCI, other than foreign currency translation adjustments (“FCTA”), book value per share-tangible common stockholders’ equity, premiums, fees and other revenues, operating return on equity, excluding AOCI, other than FCTA, and tangible operating return on equity should be read as net income (loss) available to MetLife,
Inc.'s common shareholders, net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, book value per common share, excluding AOCI, book value per common share, excluding AOCI, other than FCTA, book value per common share-tangible common stockholders’ equity, premiums, fees and other revenues (operating), operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA, and operating return on MetLife, Inc.’s tangible common stockholders’ equity, respectively.
Operating earnings is the measure of segment profit or loss that MetLife uses to evaluate segment performance and allocate resources.
Consistent with accounting principles generally accepted in the United States of America ("GAAP") accounting guidance for segment reporting, operating earnings is MetLife's measure of segment performance. Operating earnings is also a measure by which MetLife senior management's and many other employees' performance is evaluated for the purposes of determining their compensation under applicable compensation plans.
Operating earnings is defined as operating revenues less operating expenses, both net of income tax.  Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.
Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife and are referred to as divested businesses. Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.
The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:
• Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits ("GMIB") fees ("GMIB Fees");
• Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iv) excludes certain amounts related to contractholder-directed unit-linked investments, and (v)
excludes certain amounts related to securitization entities that are variable interest entities ("VIEs") consolidated under GAAP; and
• Other revenues are adjusted for settlements of foreign currency earnings hedges.

The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
• Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and
NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");
• Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments;
• Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired ("VOBA") excludes amounts related to: (i) NIGL and
NDGL, (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;
• Amortization of negative VOBA excludes amounts related to Market Value Adjustments;
• Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and
• Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii)
acquisition and integration costs.
Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. In addition to the tax impact of the adjustments mentioned above, provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
MetLife, Inc.’s tangible common stockholders’ equity is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI and is also reduced by the impact of goodwill, value of distribution agreements (“VODA”) and value of customer relationships acquired (“VOCRA”), all net of income tax.  MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA, is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
Explanatory Note on Non-GAAP Financial Information
(Continued)

MetLife believes the presentation of operating earnings and operating earnings available to common shareholders as MetLife measures it for management purposes enhances the understanding of the company's performance by highlighting the results of operations and the underlying profitability drivers of the business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, investment portfolio gains (losses) and derivative gains (losses) should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues,
GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.'s common shareholders, net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, net investment gains (losses) and net derivative gains (losses), respectively. MetLife, Inc.’s tangible common stockholders’ equity and MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA, should not be viewed as substitutes for total MetLife, Inc.’s stockholders’ equity calculated in accordance with GAAP.
Reconciliations of these measures to the most directly comparable GAAP measures are included in the Fourth Quarter 2014 Financial Supplement and/or in the tables that accompany this Appendix.
MetLife also refers to country operating earnings and country operating premiums, fees and other revenues in this presentation. Country operating earnings and country operating premiums, fees and other revenues, respectively, are operating earnings and operating  premiums, fees and other revenues, excluding certain corporate-related items which are not within the control of the countries’ operations and which MetLife believes are not indicative of the performance of the countries’ businesses in Latin America. MetLife believes that the presentation of country operating earnings and country operating premiums, fees and other revenues enhances the understanding of Latin America’s underlying country level performance by removing factors that may mask trends in the performance of the businesses in Latin America.
Operating return on MetLife, Inc.'s tangible common stockholders' equity is defined as operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by average MetLife, Inc.'s tangible common stockholders' equity.
Operating return on MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA is defined as operating earnings available to common shareholders divided by average MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA.
Operating return on MetLife, Inc.'s common stockholders' equity, excluding AOCI is defined as operating earnings available to common shareholders divided by average MetLife, Inc.'s common stockholders' equity, excluding AOCI.
Operating return on MetLife, Inc.'s common stockholders' equity is defined as operating earnings available to common shareholders divided by average MetLife, Inc.'s common stockholders' equity.
Return on MetLife, Inc.’s tangible common stockholders' equity is defined as net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by average MetLife, Inc.'s tangible common stockholders' equity.
Explanatory Note on Non-GAAP Financial Information
(Continued)

Explanatory Note on Non-GAAP Financial Information
(Continued)
Return on MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA is defined as net income (loss) available to MetLife, Inc.’s common shareholders divided by average MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA.
Return on MetLife, Inc.'s common stockholders' equity, excluding AOCI is defined as net income (loss) available to MetLife, Inc.’s common shareholders divided by average MetLife, Inc.'s common stockholders' equity, excluding AOCI.
Return on MetLife, Inc.’s common stockholders’ equity is defined as net income (loss) available to MetLife, Inc.’s common shareholders divided by average MetLife, Inc.’s common stockholders’ equity.
Operating expense ratio is calculated by dividing operating expenses (other expenses net of capitalization of DAC) by operating premiums, fees and other revenues.
For the historical periods presented, reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measures may be included in this Appendix to the presentation materials and/or are on the Investor Relations portion of MetLife’s Internet website.
Additional information about MetLife’s historical results is also available on its Internet website in its Quarterly Financial Supplements for the corresponding periods.
The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures.
In this presentation, MetLife may refer to sales activity for various products. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.
The impact of changes in foreign currency exchange rates is calculated using the average foreign currency exchange rates for the current period and is applied to each of the comparable periods.
In this presentation, MetLife may provide forward-looking guidance on its future earnings, premiums, fees and other revenues, earnings per diluted common share, book value per common share, return on common equity and free cash flow (as a percentage of annual operating earnings) on an operating or non-GAAP basis.  A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a significant impact on GAAP net income.
In addition, MetLife may provide estimated historical operating results for business that is not within a single reportable segment or Corporate &
Other in this presentation. A reconciliation of non-GAAP measures to the most directly comparable GAAP measures is not accessible for such results, as MetLife calculates GAAP results only for its reportable segments and Corporate & Other.

Definitions LATIN AMERICA INVESTOR DAY 2015

Definitions
.
Sales (Latin America & GEB):
93
• 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions)
and 20% of single-premium deposits from credit insurance.
• 100% of annualized full year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group).

Reconciliations LATIN AMERICA INVESTOR DAY 2015

Reconciliation of Operating Earnings Available to Common Shareholders to Country
Operating Earnings Available to Common Shareholders and Net Income (Loss) Available
to MetLife, Inc.’s Common Shareholders – Latin America
2012 2013 2014
($ in millions)
Operating earnings available to common shareholders (as reported) 583 $       574 $      682 $
Noteworthy items:
Impact of foreign currency exchange rates (65)           (58)          -
Corporate overhead allocations 53            69           86
Corporate tax adjustments and other 25            28           (13)
U.S. sponsored direct -               17           26
Country operating earnings available to common shareholders 596          630         781
Interest on excess surplus (67)           (68)          (102)
Country operating earnings available to common shareholders (less interest on excess surplus) 529 $       562 $      679 $
Operating earnings available to common shareholders (as reported) 583 $       574 $      682 $
Adjustments from operating earnings available to common shareholders to net income
(loss) available to MetLife, Inc.'s common shareholders:
Add: Net investment gains (losses) (2)             20           30
Add: Net derivative gains (losses) 38            (24)          (60)
Add: Other adjustments to continuing operations (193)         167         (243)
Add: Provision for income tax (expense) benefit 53            (71)          48
Less: Net income (loss) attributable to noncontrolling interests 1              5             13
Net income (loss) available to MetLife, Inc.'s common shareholders 478 $       661 $      444 $

Reconciliation of Operating Premiums, Fees & Other Revenues to Country Premiums,
Fees & Other Revenues and Premiums, Fees & Other Revenues (GAAP) – Latin America
2012 2013 2014
($ in millions)
Operating premiums, fees & other revenues (as reported) 3,379 $    3,838 $   4,240 $
Noteworthy items:
Impact of foreign currency exchange rates (292)         (331)        -
Affiliated transactions (50)           (40)          (44)
U.S. sponsored direct -               (127)        (172)
Country operating premiums, fees & other revenues 3,037 $    3,340 $   4,024 $
Operating premiums, fees & other revenues (as reported) 3,379 $    3,838 $   4,240 $
Add: Adjustments to premiums, fees & other revenues 76            5             3
Premiums, fees & other revenues (GAAP) 3,455 $    3,843 $   4,243 $

William J. Wheeler

President, Americas

MetLife, Inc.

William J. Wheeler is president of the Americas region of MetLife, Inc., a global provider of life insurance, annuities, employee benefits and asset management, serving approximately 100 million customers. He was appointed to this position in November 2011.

As president, Wheeler oversees MetLife’s insurance and retirement businesses in the United States and Latin America. MetLife is the largest life insurer in both the U.S. and Mexico, and the company also holds leading market positions in Chile, Brazil and Argentina.

Prior to his current role, Wheeler was executive vice president and chief financial officer of MetLife, Inc., since December 2003. As CFO, Wheeler was responsible for overseeing all financial management matters, including financial reporting, treasury, corporate actuarial, risk management, tax, investor relations and mergers and acquisitions. Wheeler was a key architect of MetLife’s 2010 acquisition of Alico, the largest transaction in MetLife’s history, and the acquisition of Travelers Life & Annuity and related international insurance businesses in 2005. Wheeler also oversaw a number of capital management strategies and related transactions that enhanced

MetLife’s financial strength and increased its liquidity at a time of severe capital market constraints. He did this while simultaneously helping the company to achieve significant annualized expense savings and to implement a number of risk management initiatives.

Prior to becoming CFO, Wheeler oversaw business development, product management and marketing activities for the company’s Individual Business segment and also served as chief financial officer of Institutional Business, overseeing financial reporting and planning, as well as expense management for that segment. Wheeler joined MetLife in 1997 as treasurer and played a key role in preparing MetLife to become a public company. He oversaw certain aspects of the company’s demutualization, the development of the investor relations and shareholder services organizations, and the management of the initial public offering process.

Before joining MetLife, Wheeler was an investment banker for ten years at Donaldson, Lufkin & Jenrette (DLJ). During his career at DLJ, he managed a variety of transactions, including equity and debt financings, mergers and acquisitions, leveraged buyouts, financial advisory and restructurings in a number of different industries, including the insurance industry.

Wheeler serves on the board of directors for Evercore Partners Inc., the American Council of Life Insurers (ACLI) and the Council of the Americas (COA). He is also a member of Wabash College’s board of trustees. He holds an M.B.A. from Harvard Business School and also received an A.B., magna cum laude, from Wabash College and was elected to Phi Beta Kappa.

# # #

Oscar A. Schmidt

Executive Vice President

CEO of Latin America

MetLife, Inc.

Oscar Schmidt is executive vice president and CEO of Latin America for MetLife, Inc., a global provider of life insurance, annuities, employee benefits and asset management, serving approximately 100 million customers. He became CEO of Latin America in 2006 and became executive vice president for MetLife, Inc. in January 2010. Schmidt was appointed to launch the Sponsored Direct business in the United States in January 2012 and he successfully completed this assignment in September 2014.

As CEO, Schmidt is responsible for MetLife’s operations in Latin America, which generated $4.2 billion in operating premiums, fees and other revenues and $682 million in operating earnings in 2014.

Under his leadership, the company has grown to become the largest life insurer in the region. MetLife is the number one insurer in Mexico; the largest life insurer in Chile, Argentina and Uruguay; and the second largest non-bank life insurer in Brazil. In 2013,

Schmidt led the acquisition of ProVida AFP, which positioned MetLife as the largest pension fund administrator in Chile. He also played a leading role in MetLife’s acquisition of Alico in 2010, the largest transaction in MetLife’s history, and the international component of the Travelers acquisition in 2005. These three major acquisitions in MetLife history greatly increased the company’s global footprint. In his current role, Schmidt drives organic growth through innovative products and distribution, while pursuing mergers and acquisitions opportunities across the Americas.

Throughout his tenure as CEO of Latin America, he participated in a number of key projects to grow the business and define the strategy of the company. Working closely with the Harvard Business School, in 2007, he launched a global initiative to introduce a disciplined process to appraise local business opportunities and align them with the corporate strategy. Prior to his current role, he was president and CEO for MetLife in Argentina and Uruguay, where he led market entry and growth strategies since the early 1990s. He also held numerous other roles at MetLife.

Schmidt is recognized as a thought leader for his experience in the life and pension industry. He led a global project in 2003 in the long-term savings and pension arena which included exploring opportunities in Europe and Asia, launching the Afore business in Mexico and growing the business in Latin America. Between 1999 and 2003, he served as president of AVIRA (Life and Annuity Insurers Association of Argentina) and during 2005 and 2006, president of the UAFJP (Argentina Retirement and Pension Fund Managers Association).

Prior to joining MetLife, Schmidt held executive positions at Arthur Andersen and Sul América Seguros. He is a certified public accountant and graduated from the University of Buenos Aires.

# # #

See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Conor Murphy

Senior Vice President

CFO of Latin America & U.S. Sponsored Direct Marketing

MetLife, Inc.

Conor Murphy is senior vice president and chief financial officer of Latin America and U.S. Sponsored Direct Marketing for MetLife, Inc., a global provider of life insurance, annuities, employee benefits and asset management, serving approximately 100 million customers. He was appointed to this role in February 2012. Previously, he led MetLife’s international strategic planning organization, responsible for global business strategy including mergers and acquisitions in international markets. Prior to the international strategy role, Murphy was chief financial officer for MetLife’s four European and Middle Eastern territories.

Prior to joining MetLife’s international business, Murphy served as vice president and head of investor relations for MetLife since 2007. In this position, he was responsible for managing and coordinating the presentation of MetLife’s financial results, messages and strategies to the analyst and investor community.

Murphy also previously served as vice president and chief financial officer for MetLife’s investments department. His various responsibilities included financial reporting and analysis, investment income projections, performance measurement and attribution, portfolio valuation and the Sarbanes-Oxley processes for investments.

Prior to joining the investments department, Murphy served in MetLife’s internal audit department, where he was responsible for various groups, including investments and investment affiliate auditing operations. Affiliate operations included investment advisor, mutual fund, broker-dealer and trust company subsidiaries. He was also responsible for the Reinsurance Group of America, Incorporated (RGA) audit functions. MetLife, Inc. was formerly the majority owner of RGA.

Murphy joined MetLife in October 2000 after seven years with PricewaterhouseCoopers LLP, where he served in the New York Financial Services Industry Practice. Prior to PricewaterhouseCoopers, he spent five years with Grant Thornton LLP in Dublin, Ireland.

Murphy is a founding trustee of Cristo Rey New York High School and a past president of the Association of Chartered Accountants in the United States.

He is a certified public accountant (CPA) and a member of the Massachusetts Society of CPAs. Murphy is also a chartered accountant and a fellow of the Institute of Chartered Accountants in Ireland.

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Mario Roberto Traverso

Senior Vice President, Latin America

Business Development & Distribution Head

MetLife, Inc.

Mario Roberto Traverso has served as senior vice president of Latin America business development and distribution head since September, 2014.

Prior to his current role, he was CEO for MetLife Brazil since 2011.

Traverso started his career at MetLife in 1996 as the commercial head of Argentina and Uruguay.

Traverso was the commercial head for Institutional & Annuities of MetLife Chile in 2003 and chief marketing officer for MetLife Mexico from 2004 to 2005. He was vice president and head of strategy, distribution and marketing of Latin America from 2005 to 2011.

Traverso held management positions in major organizations such as Arthur Andersen & Co., Asegurar Seguros de Retiro and Sud América Seguros (Sul América Group – Brazil), among others.

He was also a professor at the School of Economics and the School of Law and Social Sciences of the University of Buenos Aires.

Traverso is a certified public accountant and graduated from the University of Buenos Aires. He has taken graduate courses in corporate planning and strategic management, as well as in consumer psychology, both at the University of Buenos Aires.

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Sofia Belmar

Senior Vice President, Business Development

and Distribution

MetLife Mexico

With a career of more than 23 years in the Mexican Insurance industry, Sofia Belmar serves as Senior Vice President of business development and distribution, for MetLife Mexico.

Belmar is responsible for increasing the diversification and the growth of the private insurance business. Her main duties include sales force development and productivity, sales force compensation, development and implementation of successful practices, as well as the creation of synergies between the three lines of business under her supervision: Direct Marketing, Private Business (Individual and Institutional) and Individual Public Business (Worksite Marketing). She joined MetLife Mexico in 2010 as chief marketing officer.

Currently she chairs the Life Coordinating Committee at the Asociacion Mexicana de Instituciones de Seguros AMIS (Mexican Association of Insurance Institutions) and, previously, she was president of the Mexican Association of Sales Insurance Executives (AMEVES).

From 2005 to 2010, Belmar served as market analysis director at Grupo Nacional

Provincial (GNP), leading product design and development, business intelligence, customer relationship management (CRM) and marketing. Her significant achievements in this position included the implementation of the CRM strategy, the launch of innovative products and the development of a strategy for digital marketing and support for sales, which was recognized with a national award in innovation.

From 1991 to 2005, Belmar occupied different positions in distribution channel development, including strategic planning, incentives, communication, training and development. She was also responsible for developing a program to build and retain (and maintain high quality standards in) the sales force. Belmar was a teacher at the Universidad Nacional Autónoma de México, Sciences Faculty and Economy Faculty.

Belmar has a Master’s of Administration degree from the Instituto Tecnológico Autónomo de México (ITAM) and a degree in Actuarial Sciences from the Universidad Nacional Autónoma de México. She also attended executive programs on CRM at Duke University, digital marketing at ITAM, IT for non-IT Executives at MIT, and leadership and mentoring at Harvard Business School.

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Ricardo Rodríguez Marengo

CEO

ProVida AFP

Ricardo Rodriguez Marengo is the CEO of ProVida AFP and the current chairman of the board of directors of PreviRed, the leading collection company for pensions and Social Security. Rodríguez Marengo is a leader in areas such as marketing and sales, new businesses development, and large-scale leadership. He has broad experience with several multinational companies in industries including banking, insurance, pensions, and financial consulting services in Chile and Argentina.

In 2007, BBVA, an insurance broker and life insurance company, appointed him leader of ProVida AFP, which was part of the group in Chile. He transformed ProVida from a mass market AFP, to a segmented value proposition company, successfully managed pension reform implementation in 2008, and doubled operating earnings within five years.

Between 1994 and 2006, he was a member of Consolidar Group S.A. (BBVA since 1999), which includes seven companies and more than 5,000 employees in fields such as pension funds, workers compensation, life, retirement and health insurance. Rodríguez Marengo excelled in marketing, sales and customer service for the group, beginning as commercial director of the AFJP (Administradora de Fondos de Jubilaciones y Pensiones). Under his vision, the company became the market leader in affiliations. In 1996, Consolidart ART, a workers compensation company of the group, was created with Rodriguez Marengo as its CEO. The company grew to more than 75,000 customers and became the market leader within four years. He also served as the president of the Workers Compensation Insurance Association.

Between 1988 and 1993, he was part of the Banca Nazionale del Lavoro Group. He started as chief of staff (reporting to the chairman and CEO), responsible for studies and strategic projects. He designed the launches of cash management, ATM and point of sale (POS) networks, as well as the development of the credit and debit card businesses. He was promoted to the Latin American Management Area (reporting to the deputy director), where he served as CEO of Posnet S.A. (EFT Services) and director of Satelnet S.A. (Satellite Service). He developed a draft capture system for electronic transactions and one of the three satellite link companies during the telephony deregulation in Argentina.

Rodriguez Marengo has over 30 years of experience, having started his career at McCormack & Dodge, then becoming a consultant in the banking and financial services consulting division at Arthur Andersen, where he worked on strategic planning and organizational projects.

Rodriguez Marengo received a Public Accounting Degree and a Business Administration degree from Universidad Católica in Argentina and a Senior Management Program degree from IAE/IESE. He also completed a training program at Arthur Andersen Consulting Division (Chicago) and at BBCA IESE (Madrid).

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Edward Spehar

Senior Vice President, Investor Relations

MetLife, Inc.

Edward Spehar is senior vice president and head of investor relations for MetLife, Inc., a global provider of life insurance, annuities, employee benefits and asset management, serving approximately 100 million customers. Appointed to this position in November 2012, Spehar manages and coordinates the presentation of MetLife’s financial results, messages and strategies to the analyst and investor community.

Before joining MetLife, Spehar spent over 20 years analyzing insurance companies with broad and diverse businesses as an equity research analyst. He joined MetLife from Bank of America Merrill Lynch, where he served as a sell-side equity research analyst covering the life insurance industry for approximately 19 years.

In this role, he produced fundamental equity research on the industry and covered 15 publicly-traded insurers, including MetLife, American International Group and Prudential Financial. He also held similar roles at Lehman Brothers and Ameritrust Company.

Spehar received a bachelor’s degree in management from Case Western Reserve University as well as an MBA from the Weatherhead School of Management at Case Western Reserve.

He is a chartered financial analyst as well as a member of the New York Society of Security Analysts and the Association of Insurance and Financial Analysts. While at Bank of America Merrill Lynch, Spehar was repeatedly selected for Institutional Investor magazine’s annual All-America Research Team.

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